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                                                                   EXHIBIT 10.44

                            INTERVISUAL BOOKS, INC.
                            AMENDMENT TO NONSTATUTORY
                             STOCK OPTION AGREEMENT

               THIS AMENDMENT (the Amendment) between INTERVISUAL BOOKS, INC., a California corporation (the Company), and NATHAN NORMAN SHEINMAN (Employee) is entered into as of the 31st day of January, 2000.

               Pursuant to a NONSTATUTORY STOCK OPTION AGREEMENT between the Company and Employee entered into the l3th day of January, 1997 (the Agreement), the Company granted to Employee an option to purchase 200,000 shares of the Company's common stock. The Company and Employee desire to amend the Agreement as provided for in this Amendment.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. The exercise price of $1.375 per share contained in the third line of Section I of the Agreement is hereby amended to be $1.25 per share.

               2. The text of Section 4(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

               If Employee's employment is terminated for any reason other than as set forth in Sections 4(a), (b) and (c) above, Employee shall have one hundred eighty (180) days following the Date of Termination to exercise this option, but only to the extent that this option was exercisable on such Date of Termination."

               3 . Except as expressly modified or amended herein, the terms and conditions of the Agreement remain in full force and effect; provided, however. that in the event of a conflict between the provisions of the Agreement and the provisions in this Amendment, the provisions in this Amendment shall control.

               IN WITNESS WHEREOF, this Amendment is executed as of the date first written above.


                                            INTERVISUAL BOOKS, INC.

                                            By: /s/ WALDO H. HUNT
                                               ---------------------------------
                                            Name:     Waldo H. Hunt
                                            Title:    Chairman of the Board


                                            EMPLOYEE:

                                            /s/ NATHAN N. SHEINMAN
                                            ------------------------------------
                                            Nathan Norman Sheinman